UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 30, 2013
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	80-0640649 (IRS Employer Identification No.)
2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices) (Zip Code)
(703) 280-2900
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On January 30, 2013, Northrop Grumman Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2012, under the heading “Northrop Grumman Reports Fourth Quarter and 2012 Financial Results.” The press release is furnished as Exhibit 99.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Furnished

Exhibit 99 — Press Release dated January 30, 2013

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)

January 30, 2013	By:	/s/ Jennifer C. McGarey
(Date)		(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Exhibit Index

Exhibit No.

Exhibit 99 Furnished — Press Release dated January 30, 2013